UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2011

COLUMBUS MCKINNON CORPORATION
(Exact name of registrant as specified in its charter)

NEW YORK
(State or other jurisdiction of incorporation)

0-27618	16-0547600
(Commission File Number)	(IRS Employer Identification No.)

140 JOHN JAMES AUDUBON PARKWAY, AMHERST, NEW YORK	14228-1197

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number including area code: (716) 689-5400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

The information provided in this Item 7.01 is being furnished by Columbus McKinnon Corporation (the “Company”) to provide information (set forth in Exhibit 99.1 hereto) regarding the Company’s results of operations for the five fiscal years in the five-year period ended March 31, 2010, the six-month periods ended September 30, 2009 and September 30, 2010, and the twelve-months period ended September 30, 2010 and updated for preliminary financial information for the three-months period ended December 31, 2010.  This information is contained in a preliminary confidential offering circular of the Company dated January 10, 2011 prepared in connection with the Company’s previously announced sale of senior subordinated notes pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Act”).

The information contained in this Item 7.01 is being “furnished” in accordance with General Instruction B.2. of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Act, or the Exchange Act, except as expressly set forth by specific reference in such filing:

Item 9.01.	Financial Statements and Exhibits.

(c)     Exhibits.

Exhibit No.	Description

99.1	Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 10, 2011	By:	/S/ Karen L. Howard
Karen L. Howard
Vice President and Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Financial Information